                                                                     EXHIBIT 32

                                  CERTIFICATION
                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350


       The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                  /s/ Kenneth P. Manning
                          ------------------------------------------------------
                          Name:   Kenneth P. Manning
                          Title:  Chairman, President &
                                    Chief Executive Officer
                          Date:   November 8, 2004





A signed original of this written statement required by Section 906 has been provided to Sensient Technologies Corporation and will be retained by Sensient Technologies Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                     EXHIBIT 32

                                  CERTIFICATION
                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350


       The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/ Richard F. Hobbs
                               -------------------------------------------------
                               Name:    Richard F. Hobbs
                               Title:   Vice President, Chief Financial Officer
                                           & Treasurer
                               Date:    November 8, 2004





A signed original of this written statement required by Section 906 has been provided to Sensient Technologies Corporation and will be retained by Sensient Technologies Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                      -22-